LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 21, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED

NOVEMBER 30, 2018, OF

WESTERN ASSET SHORT TERM YIELD FUND (THE “FUND”)

The following language is added to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about March 29, 2019. In preparation for the termination of the Fund, and at the discretion of the Fund manager, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

In the interim, effective February 22, 2019, the Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds. Shareholders subject to federal income tax should be aware that an exchange or redemption of Fund shares or the receipt of distributions or liquidation proceeds is generally considered a taxable event.

Please retain this supplement for future reference.

WASX504764